SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K



                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (date of earliest event reported) January 26, 1996
                                                 ----------------


                       THE FAIRCHILD CORPORATION
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          (Exact name of registrant as specified in charter)




    Delaware                   1-6560              34-0728587
---------------           ----------------     ------------------
(State or other           (Commission File     (I.R.S. Employer
jurisdiction of              Number)          Identification No.)
incorporation)



Washington Dulles International Airport
300 West Service Road, P.O. Box 10803
Chantilly, Virginia                               22021-9998
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(Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code (703) 478-5800
                                                   --------------


                                 NONE
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  (Former name or former address, if changed since last report)

Item 5.   Other Events

          On January 26, 1996, pursuant to the Asset Purchase Agreement dated as of January 23, 1996 (the "Purchase Agreement"), The Fairchild Corporation (the "Registrant")through its subsidiaries VSI Corportion, D-M-E Europe (U.K.)Limited and D-M-E Normalien GmbH (collectively the "Sellers") concluded the initial closing of its sale to Cincinnati Milacron Inc. ("CMI") and its subsidiaries of all of the assets, properties and other rights owned, used or held for use by the Sellers in connection with the Sellers' business of developing,producing, manufacturing, marketing, selling and distributing mold bases, mold components, moldmaking tools and supplies,polishing equipment, electronic temperature and pressure control equipment, runnerless molding systems and process controls and Computer Aided Design and Computer Aided Manufacturing hardware and software for the plastics industry (the "Business"). The sale includes the Sellers' voting stock or other interests in each of VSI International N.V., D-M-E France S.A.R.L., D-M-E of Canada Ltd. and several joint ventures. A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and reference is made thereto for the complete terms and conditions thereof.

          The estimated sale price (which is subject to adjustment following an audit of the closing date balance sheet of the Business) was $245,376,555.
          The sale price is based on a target net tangible asset value, representing the book value of all assets reflected on the closing date balance sheet of the Business (excluding goodwill and net of any applicable contra-asset accounts) which are definitively acquired by CMI and its subsidiaries less the amount of all liabilities reflected on the closing date balance sheet and assumed by CMI and its subsidiaries. At the initial closing, CMI
          (i)made a cash payment to VSI Corporation in the amount of $62,300,000, (ii) issued an 8% promissory note to VSI Corporation in the principal amount of $166,000,000 which is secured by a letter of credit,
          (iii) issued an unsecured 8% promissory note to VSI Corporation in the principal amount of $5,376,555 and (iv) issued an unsecured 8% promissory note to VSI Corporation in the principal amount of $11,700,000. The promissory notes described in clauses (ii) and (iii) above mature one year following the closing date; provided that the Registrant may require prepayment of, and CMI may at its option prepay, such notes after the six month anniversary of the closing date. The promissory note described in clause (iv) above matures on the second business day following receipt by CMI of all necessary clearances from the Belgian Competition Council.

          The Press Release of the Registrant dated January 26,
          1996, announcing the completion of the initial sale described above is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

          Exhibits

          The following Exhibits are included with this Form 8-K.


          Exhibit
          Number    Description of Exhibit

           2.1    Asset Purchase Agreement dated as of
                  January 23, 1996, between Cincinnati
                  Milacron Inc., a Delaware corporation,
                  The Fairchild Corporation, a Delaware
                  corporation, RHI Holdings, Inc., a
                  Delaware corporation, and the Designated
                  Purchasers and Sellers named therein.
                  (Schedules and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Schedules are listed and described in the Asset Purchase Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

          99.1    Press release of the Registrant dated
                  January 26, 1996.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE FAIRCHILD CORPORATION


Date:  February 12,  1996          By: /s/ Michael T. Alcox
                                      ------------------------
                                      Michael T. Alcox
                                      Senior Vice President

Exhibit                                                Sequential
Number      Description of Exhibit                    Page Number

2.1       Asset Purchase Agreement dated as of
          January 23, 1996, between Cincinnati
          Milacron Inc., a Delaware corporation, The
          Fairchild Corporation, a Delaware
          corporation, RHI Holdings, Inc., a Delaware corporation, and the Designated Purchasers and Sellers named therein. (Schedules and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such
          Schedules are listed and described in the Asset Purchase Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

99.1      Press release of the Registrant dated
          January 26, 1996